Exhibit 1.1

KIMCO REALTY CORPORATION

(a Maryland corporation)

COMMON STOCK, WARRANTS TO PURCHASE COMMON STOCK, PREFERRED STOCK
AND DEPOSITARY SHARES

UNDERWRITING AGREEMENT

August 7, 2017

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

One Bryant Park
New York, New York 10036

MORGAN STANLEY & CO. LLC

1585 Broadway
New York, New York 10179

UBS SECURITIES LLC
1285 Avenue of the Americas
New York, New York 10019

WELLS FARGO SECURITIES, LLC

550 South Tryon Street
Charlotte, North Carolina 28202

As Representatives of the Underwriters

Ladies and Gentlemen:

Kimco Realty Corporation, a Maryland corporation (the “Company”), proposes to issue and sell shares of Common Stock, $.01 par value per share (the “Common Stock”), or warrants to purchase a number of shares of Common Stock (the “Common Stock Warrants”), or both, or shares of Preferred Stock, $1.00 par value per share (the “Preferred Shares”), from time to time, in one or more offerings on terms to be determined at the time of sale.  The Preferred Shares may be offered in the form of depositary shares (the “Depositary Shares”) represented by depositary receipts (the “Depositary Receipts”).  The Common Stock Warrants will be issued pursuant to a Common Stock Warrant Agreement (the “Warrant Agreement”) between the Company and a warrant agent (the “Warrant Agent”).  Each class or series of Preferred Shares may vary as to the specific number of shares, title, stated value, liquidation preference, issuance price, ranking, dividend rate or rates (or method of calculation), dividend payment dates, any redemption or sinking fund requirements, any conversion provisions and any other variable terms as set forth in the applicable articles supplementary (each, the “Articles Supplementary”) relating to such Preferred Shares.  As used herein, “Securities” shall mean the Common Stock, the Common Stock Warrants, the Preferred Shares, the Depositary Shares and the Depositary Receipts; and “Warrant Securities” shall mean the Common Stock issuable upon exercise of Common Stock Warrants.  As used herein, “you” and “your,” unless the context otherwise requires, shall mean the parties to whom this Agreement is addressed together with the other parties, if any, identified in the applicable Terms Agreement (as hereinafter defined) as additional co-managers with respect to Underwritten Securities (as hereinafter defined) purchased pursuant thereto.

Whenever the Company determines to make an offering of Securities through you or through an underwriting syndicate managed by you, the Company will enter into an agreement (the “Terms Agreement”) providing for the sale of such Securities (the “Underwritten Securities”) to, and the purchase and offering thereof by, you and such other underwriters, if any, selected by you as have authorized you to enter into such Terms Agreement on their behalf (the “Underwriters,” which term shall include you whether acting alone in the sale of the Underwritten Securities or as a member of an underwriting syndicate and any Underwriter substituted pursuant to Section 10 hereof).  The Terms Agreement relating to the offering of Underwritten Securities shall specify the number of Underwritten Securities of each class or series to be initially issued, including the number of Common Stock Warrants, if any (the “Initial Underwritten Securities”), whether the Initial Underwritten Securities shall be in the form of Depositary Shares and the fractional amount of Preferred Shares represented by each Depositary Share, the names of the Underwriters participating in such offering (subject to substitution as provided in Section 10 hereof), the number of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, the names of such of you or such other Underwriters acting as co-managers, if any, in connection with such offering, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters from the Company, the initial public offering price, if any, of the Initial Underwritten Securities, the Applicable Time (as defined below), any and all Issuer General Use Free Writing Prospectuses (as defined below), the time, date and place of delivery and payment, any delayed delivery arrangements and any other variable terms of the Initial Underwritten Securities (including, but not limited to, current ratings (in the case of Preferred Shares and Depositary Shares only), designations, liquidation preferences, conversion provisions, redemption provisions and sinking fund requirements and the terms of the Warrant Securities and the terms, prices and dates upon which such Warrant Securities may be purchased).  In addition, each Terms Agreement shall specify whether the Company has agreed to grant to the Underwriters an option to purchase additional Underwritten Securities to cover over-allotments, if any, and the number of Underwritten Securities subject to such option (the “Option Securities”).  As used herein, the term “Underwritten Securities” shall include the Initial Underwritten Securities and all or any portion of the Option Securities agreed to be purchased by the Underwriters as provided herein, if any.  The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between you and the Company.  Each offering of Underwritten Securities through you or through an underwriting syndicate managed by you will be governed by this Agreement, as supplemented by the applicable Terms Agreement.

The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (No. 333-202389), including the related base prospectus (the “base prospectus”), for the registration of the Securities and Warrant Securities and certain of the Company’s debt securities, which registration statement became effective upon filing under Rule 462(e) of the rules and regulations of the Commission (the “1933 Act Regulations”) under the Securities Act of 1933, as amended (the “1933 Act”).  Promptly after execution and delivery of the applicable Terms Agreement, the Company will prepare and file a prospectus supplement relating to the Underwritten Securities in accordance with the provisions of Rule 430B (“Rule 430B”) of the 1933 Act Regulations and paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations.  Any information included in such prospectus supplement that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information.”  Each base prospectus and the prospectus supplement thereto, if any, used in connection with the offering of the Underwritten Securities that omitted Rule 430B Information, together with the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, is herein called a “preliminary prospectus.”  Such registration statement, at each time of effectiveness under the 1933 Act and the 1933 Act Regulations prior to the execution of the applicable Terms Agreement, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at such time and the documents otherwise deemed to be a part thereof or included therein by the 1933 Act Regulations, is herein called the “Registration Statement”; provided, however, that the term “Registration Statement” shall be deemed to include information contained in the final prospectus supplement (the “final prospectus supplement”) relating to the Underwritten Securities that is retroactively deemed to be a part of such registration statement (as amended) as of the time specified in Rule 430B of the 1933 Act Regulations. The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.”  The base prospectus and final prospectus supplement, in the form first furnished or made available to the Underwriters for use in connection with the offering of the Underwritten Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at the time of the execution of the applicable Terms Agreement and this Agreement, is herein called the “Prospectus.”  For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement thereto shall be deemed to include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), which is or is deemed to be incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, after the most recent effective date prior to the execution of the applicable Terms Agreement, in the case of the Registration Statement, or the respective dates of the Prospectus or any preliminary prospectus, in the case of the Prospectus and any preliminary prospectus.

Section 1.

Representations and Warranties.  (a)  The Company represents and warrants to you, as of the date hereof, and to you and each other Underwriter named in the applicable Terms Agreement, as of the date thereof, as of the Closing Time referred to in Section 2(c) hereof and, if applicable, as of each Date of Delivery referred to in Section 2(b) hereof (in each case, a “Representation Date”), and agrees with each Underwriter, as follows:

(i)

(A) At the time of filing the Original Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act Regulations) made any offer relating to the Underwritten Securities in reliance on the exemption of Rule 163 of the 1933 Act Regulations (“Rule 163”) and (D) as of the date of the execution and delivery of this Agreement and the applicable Terms

Agreement (the “Execution Date”), the Company was and is a “well-known seasoned issuer,” as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”).   The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405.  The Company is and remains eligible to use the automatic shelf registration form and the Securities and Warrant Securities, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 “automatic shelf registration statement.”  The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act Regulations objecting to the use of the automatic shelf registration statement form.

At the time of filing the Original Registration Statement, at the earliest time thereafter that the Company or another offering participant (after being engaged by the Company in connection therewith) made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Underwritten Securities and as of the Execution Date, the Company was not and is not an “ineligible issuer,” as defined in Rule 405.

(ii)

The Original Registration Statement became effective upon filing under Rule 462(e) of the 1933 Act Regulations (“Rule 462(e)”) on February 27, 2015, and any post-effective amendment thereto also became effective upon filing under Rule 462(e).  No stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

Any offer that is a written communication relating to the Underwritten Securities made prior to the filing of the Original Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the 1933 Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

At the respective times the Original Registration Statement and each amendment thereto became effective and at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, the Registration Statement complied, complies and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

The Prospectus and each amendment or supplement thereto, if any, at the time the Prospectus or any such amendment or supplement is issued and at the Closing Time and at each Date of Delivery, if any, complied, complies and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and neither the Prospectus nor any amendment or supplement thereto, if any, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

Each preliminary prospectus (including the base prospectus filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered or made available to the Underwriters for use in connection with each offering of Underwritten Securities was and will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

As of the Applicable Time, none of (x) any Issuer General Use Free Writing Prospectus(es) (as defined below) (including a Final Term Sheet (as defined in Section 3(b))) issued at or prior to the Applicable Time or the last preliminary prospectus relating to the Underwritten Securities delivered or made available to the Underwriters prior to the Execution Date, all considered together (collectively, the “General Disclosure Package”), and (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means such time and date as indicated in the applicable Terms Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Underwritten Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Underwritten Securities or of the offering thereof that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule A to the applicable Terms Agreement, and the Final Term Sheet.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

Each Issuer Free Writing Prospectus, as of its date and at all subsequent times through the completion of the public offer and sale of the Underwritten Securities (which completion you shall promptly communicate to the Company) or until any earlier date that the Company notified or notifies you as described in Section 3(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus or any preliminary prospectus (except to the extent that information contained in an Issuer Free Writing Prospectus was intended to modify, supersede or supplement information contained in such preliminary prospectus).

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein.

(iii)

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, (a) at the time the Original Registration Statement became effective, (b) at the earlier of the time the Prospectus was first used and the date and time of the first contract of sale of Underwritten Securities and (c) at each Representation Date, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iv)

The accountants who certified the financial statements, financial statement schedules and historical summaries of revenue and certain operating expenses for the properties related thereto included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

(v)

The historical financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as may otherwise be stated in the Registration Statement, the General Disclosure Package and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the financial statement schedules and other financial information and data included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus present fairly the information required to be stated therein.   The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(vi)

The historical summaries of revenue and certain operating expenses included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus, if any, present fairly the revenue and those operating expenses included in such summaries for the periods specified in conformity with generally accepted accounting principles; the pro forma financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus, if any, present fairly the pro forma financial position of the Company and its consolidated subsidiaries as at the dates indicated and the pro forma results of their operations for the periods specified; and the pro forma financial statements, if any, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, the assumptions on which such pro forma financial statements have been prepared are reasonable and are set forth in the notes thereto, such pro forma financial statements have been prepared, and the pro forma adjustments set forth therein have been applied, in accordance with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations, and such pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements; other than as set forth therein, the Company is not required to include any financial statements pursuant to Rule 3-05 or Rule 3-14 or pro forma financial statements in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act or the 1933 Act Regulations or under the 1934 Act or the 1934 Act Regulations; and all disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the 1934 Act and Item 10 of Regulation S-K of the 1933 Act Regulations, to the extent applicable.

(vii)

Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, except as may otherwise be stated therein or contemplated thereby, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions or acquisitions entered into by the Company or any of its subsidiaries other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Company’s Common Stock, or dividends declared, paid or made in accordance with the terms of any class or series of the Company’s Preferred Shares, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its other capital stock.

(viii)

The Company has been duly incorporated and is validly existing as a corporation under the laws of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the General Disclosure Package; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the Articles Supplementary relating to the Preferred Shares or Depositary Shares, if applicable, will be in full force and effect at the Closing Time.

(ix)

Each significant subsidiary (as defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act) of the Company (each, a “Significant Subsidiary”) has been duly incorporated or organized and is validly existing as a corporation, limited partnership, limited liability company or other entity in good standing under the laws of the jurisdiction of its incorporation or organization, has the requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the General Disclosure Package and is duly qualified as a foreign corporation, limited partnership, limited liability company or other entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock, partnership interest, limited liability company interest or other equity interest of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for security interests granted in respect of indebtedness of the Company or any of its subsidiaries and referred to in the Prospectus and the General Disclosure Package.

(x)

The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus and the General Disclosure Package under “Description of Common Stock” and “Description of Preferred Stock” (except (i) for subsequent issuances, if any, pursuant to reservations, agreements, employee benefit plans, dividend reinvestment plans, employee and director stock option plans referred to in the Prospectus and the General Disclosure Package or the exercise of convertible securities referred to in the Prospectus and the General Disclosure Package and (ii) any repurchases or redemptions described in the Prospectus and the General Disclosure Package); and the outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and non-assessable and is not subject to preemptive or other similar rights.

(xi)

The Underwritten Securities being sold pursuant to the applicable Terms Agreement and, if applicable, the deposit of the Preferred Shares in accordance with the provisions of a Deposit Agreement (each, a “Deposit Agreement”), among the Company, the financial institution named in the Deposit Agreement (the “Depositary”) and the holders of the Depositary Receipts issued thereunder, have, as of each Representation Date, been duly authorized by the Company and such Underwritten Securities have been duly authorized for issuance and sale pursuant to this Agreement and such Underwritten Securities, when issued and delivered by the Company pursuant to this Agreement, against payment of the consideration therefor specified in the applicable Terms Agreement or any Delayed Delivery Contract (as hereinafter defined), will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights; the Preferred Shares, if applicable, conform to the provisions of the Articles Supplementary; and the Underwritten Securities being sold pursuant to the applicable Terms Agreement will conform in all material respects to all statements relating thereto contained in the Registration Statement, the Prospectus and the General Disclosure Package and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

(xii)

If applicable, the Common Stock Warrants have been duly authorized and, when issued and delivered pursuant to this Agreement and countersigned by the Warrant Agent as provided in the Warrant Agreement, will be duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Warrant Agreement under which they are to be issued; the issuance of the Warrant

Securities upon exercise of the Common Stock Warrants will not be subject to preemptive or other similar rights; and the Common Stock Warrants conform in all material respects to all statements relating thereto contained in the Registration Statement, the Prospectus and the General Disclosure Package.

(xiii)

If applicable, the shares of Common Stock issuable upon conversion of any of the Preferred Shares or the Depositary Shares, or the Warrant Securities, have been duly and validly authorized and reserved for issuance upon such conversion or exercise by all necessary corporate action and such shares, when issued upon such conversion or exercise, will be duly and validly issued and will be fully paid and non-assessable, and the issuance of such shares upon such conversion or exercise will not be subject to preemptive or other similar rights; the shares of Common Stock issuable upon conversion of any of the Preferred Shares or the Depositary Shares, or the Warrant Securities, conform in all material respects to all the descriptions thereof in the Registration Statement, the Prospectus and the General Disclosure Package.

(xiv)

The applicable Warrant Agreement, if any, and the applicable Deposit Agreement, if any, will have been duly authorized, executed and delivered by the Company prior to the issuance of any applicable Underwritten Securities, and each constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Warrant Agreement, if any, and the Deposit Agreement, if any, each conforms in all material respects to all statements relating thereto contained in the Registration Statement, the Prospectus and the General Disclosure Package, and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

(xv)

If applicable, upon execution and delivery of the Depositary Receipts pursuant to the terms of the Deposit Agreement, the persons in whose names such Depositary Receipts are registered will be entitled to the rights specified therein and in the Deposit Agreement, except as enforcement of such rights may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

(xvi)

Neither the Company nor any of its subsidiaries is (A) in violation of its charter or bylaws or (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, except, in the case of clause (A) (solely as it relates to subsidiaries of the Company that are not Significant Subsidiaries) and in the case of clause (B), for any such violation or default that would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement, the applicable Terms Agreement, the applicable Warrant Agreement, if any, or the applicable Deposit Agreement, if any, and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder, have been duly authorized by all necessary corporate action and do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any applicable law, administrative regulation or administrative or court order or decree.

(xvii)

The Company has operated and intends to continue to operate in such a manner as to qualify to be taxed as a “real estate investment trust” under the Internal Revenue Code of 1986, as amended (the “Code”), for the taxable year in which sales of the Underwritten Securities are to occur.

(xviii)

Neither the Company nor any of its subsidiaries is, and immediately after giving effect to the sale of the Underwritten Securities in accordance with this Agreement and the applicable Terms Agreement and the application of the proceeds as described in the Prospectus under the caption “Use of Proceeds,” neither the Company nor any of its subsidiaries will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

(xix)

There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement, the Prospectus or the General Disclosure Package (other than as disclosed therein), or which could reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which could reasonably be expected to materially and adversely affect the properties or assets thereof or which could materially and adversely affect the consummation of this Agreement, the applicable Terms Agreement, the applicable Warrant Agreement, if any, or the applicable Deposit Agreement, if any, or the transactions contemplated herein or therein; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, the Prospectus and the General Disclosure Package, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

(xx)

Neither the Company nor any of its subsidiaries is required to own or possess any trademarks, service marks, trade names or copyrights in order to conduct the business now operated by it, other than those the failure to possess or own would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

(xxi)

No authorization, approval or consent of any court or governmental authority or agency is required that has not been obtained in connection with the consummation by the Company of the transactions contemplated by this Agreement, the applicable Terms Agreement, any Warrant Agreement or any Deposit Agreement, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws or real estate syndication laws.

(xxii)

The Company and its subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, other than those the failure to possess or own would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit except any, the loss of which, singly or in the aggregate, would not reasonably be expected to materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

(xxiii)

The Company has full corporate power and authority to enter into this Agreement, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, and this Agreement has been, and as of each Representation Date, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, will have been, duly authorized, executed and delivered by the Company.

(xxiv)

Except as otherwise disclosed in the Registration Statement, the Prospectus and the General Disclosure Package and except as would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise: (i) all properties and assets described in the Registration Statement, the Prospectus or the General Disclosure Package are owned with good and marketable title by the Company, its subsidiaries and/or a joint venture or partnership in which any such party is a participant (a “Related Entity”); (ii) all of the leases under which any of the Company, its subsidiaries or, to the knowledge of the Company, Related Entities holds or uses real properties or assets as a lessee are in full force and effect, and neither the Company, nor any of its subsidiaries or, to the knowledge of the Company, Related Entities is in material default in respect of any of the terms or provisions of any of such leases and no claim has been asserted by anyone adverse to any such party’s rights as lessee under any of such leases, or affecting or questioning any such party’s right to the continued possession or use of the leased property or assets under any such leases; (iii) all liens, charges, encumbrances, claims or restrictions on or affecting the properties and assets of any of the Company, its subsidiaries or Related Entities which are required to be disclosed in the Registration Statement, the Prospectus or the General Disclosure Package are disclosed therein; (iv) neither the Company, nor any of its subsidiaries or, to the knowledge of the Company, Related Entities nor any lessee of any portion of any such party’s properties is in default under any of the leases pursuant to which any of the Company, its subsidiaries or, to the knowledge of the Company, Related Entities leases its properties and neither the Company, nor any of its subsidiaries or Related Entities knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases; (v) no tenant under any of the leases pursuant to which any of the Company, or its subsidiaries or, to the knowledge of the Company, Related Entities leases its properties has an option or right of first refusal to purchase the premises demised under such lease; (vi) each of the properties of any of the Company or, to the knowledge of the Company, its subsidiaries or Related Entities complies with all applicable codes and zoning laws and regulations; and (vii) neither the Company nor any of its subsidiaries has knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on, or access to the properties of any of the Company, its subsidiaries or Related Entities.

(xxv)

Title insurance in favor of the mortgagee or the Company, its subsidiaries and/or their Related Entities is maintained with respect to each shopping center property owned by any such entity in an amount at least equal to (a) the cost of acquisition of such property or (b) the cost of construction of such property (measured at the time of such construction), except, in each case, where the failure to maintain such title insurance would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

(xxvi)

The mortgages and deeds of trust encumbering the properties and assets described in the Registration Statement, the Prospectus or the General Disclosure Package are not convertible nor does any of the Company or its subsidiaries hold a participating interest therein.

(xxvii)

Each of the partnership and joint venture agreements to which the Company or any of its subsidiaries is a party, and which relates to real property described in the Registration Statement, the Prospectus or the General Disclosure Package, has been duly authorized, executed and delivered by such applicable party and constitutes the valid agreement thereof, enforceable in accordance with its terms, except as limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors or (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought, and the execution, delivery and performance of any of such agreements did not, at the time of execution and delivery, and does not constitute a breach of, or default under, the charter or bylaws of such party or any material contract, lease or other instrument to which such party is a party or by which its properties may be bound or any law, administrative regulation or administrative or court order or decree.

(xxviii)

None of the Company or any of its subsidiaries has any knowledge of (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, “Hazardous Materials”) on any of the properties owned by it or the Related Entities, or (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring off such properties as a result of any construction on or operation and use of such properties which presence or occurrence would have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and in connection with the construction on or operation and use of the properties owned by the Company, its subsidiaries and Related Entities, each of the Company and its subsidiaries represents that it has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials.

(xxix)

The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as described in the Registration Statement, the Prospectus and the General Disclosure Package, since the end of the Company’s most recent audited fiscal year, there has been (I) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (II) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

The Company and its consolidated subsidiaries employ disclosure controls and procedures that are designed to (1) ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure; and (2) provide reasonable assurance that the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(xxx)

There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxxi)

The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the 1933 Act, and the Company is not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.

(xxxii)

Except as disclosed in the Registration Statement the General Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, employee or authorized agent acting on behalf of the Company or any of its subsidiaries has violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, other than any such violations as would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

(b)

Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company to each Underwriter participating in such offering as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

Section 2.

Purchase and Sale.  (a)  The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

(b)

In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company may grant, if so provided in the applicable Terms Agreement relating to the Initial Underwritten Securities, an option to the Underwriters named in such Terms Agreement, severally and not jointly, to purchase up to the number of Option Securities set forth therein at a price per Option Security equal to the price per Initial Underwritten Security, less an amount equal to any dividends declared by the Company and paid or payable on the Initial Underwritten Securities but not on the Option Underwritten Securities.  Such option, if granted, will expire 30 days (or such lesser number of days as may be specified in the applicable Terms Agreement) after the date of such Terms Agreement relating to the Initial Underwritten Securities, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by you to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Securities.  Any such time and date of delivery (a “Date of Delivery”) shall be determined by you, but shall not be later than seven full business days and not be earlier than two full business days after the exercise of said option, nor in any event prior to the Closing Time, unless otherwise agreed upon by you and the Company.  If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in the applicable Terms Agreement bears to the total number of Initial Underwritten Securities (except as otherwise provided in the applicable Terms Agreement), subject to such adjustments as you in your discretion shall make to eliminate any sales or purchases of fractional Initial Underwritten Securities.

(c)

Payment of the purchase price for, and delivery of, the Underwritten Securities to be purchased by the Underwriters shall be made at the office of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by you and the Company, at 9:00A.M. New York City time, on the seventh business day (unless postponed in accordance with the provisions of Section 10 hereof) following the date of the applicable Terms Agreement or at such other time as shall be agreed upon by you and the Company, as specified in the applicable Terms Agreement (each such time and date being referred to as a “Closing Time”).  In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates representing, such Option Securities shall be made at the above-mentioned office of Sidley Austin LLP, or at such other place as shall be agreed upon by you and the Company on each Date of Delivery as specified in the notice from you to the Company.  Unless otherwise specified in the applicable Terms Agreement, payment shall be made to the Company by wire transfer of same-day funds payable to the order of the Company against delivery to you for the respective accounts of the Underwriters for the Underwritten Securities to be purchased by them.  The Underwritten Securities or, if applicable, Depositary Receipts evidencing the Depositary Shares, shall be in such authorized denominations and registered in such names as you may request in writing at least one business day prior to the applicable Closing Time or Date of Delivery, as the case may be.  The Underwritten Securities, which may be in temporary form, will be made available for examination and packaging by you on or before the first business day prior to the Closing Time or the Date of Delivery, as the case may be.

If authorized by the applicable Terms Agreement, the Underwriters named therein may solicit offers to purchase Underwritten Securities from the Company pursuant to delayed delivery contracts (“Delayed Delivery Contracts”) substantially in the form of Exhibit B hereto with such changes therein as the Company may approve.  As compensation for arranging Delayed Delivery Contracts, the Company will pay to you at Closing Time, for the respective accounts of the Underwriters, a fee specified in the applicable Terms Agreement for each of the Underwritten Securities for which Delayed Delivery Contracts are made at the Closing Time as is specified in the applicable Terms Agreement.  Any Delayed Delivery Contracts are to be with institutional investors of the types described in the Prospectus.  At the Closing Time, the Company will enter into Delayed Delivery Contracts (for not less than the minimum number of Underwritten Securities per Delayed Delivery Contract specified in the applicable Terms Agreement) with all purchasers proposed by the Underwriters and previously approved by the Company as provided below, but not for an aggregate number of Underwritten Securities in excess of that specified in the applicable Terms Agreement.  The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

You shall submit to the Company, at least two business days prior to the Closing Time, the names of any institutional investors with which it is proposed that the Company will enter into Delayed Delivery Contracts and the number of Underwritten Securities to be purchased by each of them, and the Company will advise you, at least two business days prior to the Closing Time, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company and the number of Underwritten Securities to be covered by each such Delayed Delivery Contract.

The number of Underwritten Securities agreed to be purchased by the several Underwriters pursuant to the applicable Terms Agreement shall be reduced by the number of Underwritten Securities covered by Delayed Delivery Contracts, as to each Underwriter as set forth in a written notice delivered by you to the Company; provided, however, that the total number of Underwritten Securities to be purchased by all Underwriters shall be the total number of Underwritten Securities covered by the applicable Terms Agreement, less the number of Underwritten Securities covered by Delayed Delivery Contracts.

Section 3.

Covenants of the Company.  The Company covenants with you and with each Underwriter participating in the offering of Underwritten Securities, as follows:

(a)

The Company, subject to Section 3(b), will comply with the requirements of Rule 430B and will notify you as soon as reasonably possible, (i) when any post-effective amendment to the Registration Statement or a new registration statement relating to the Securities and the Warrant Securities shall become effective, or any amendment or supplement to the Prospectus or any preliminary prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or the filing of a new registration statement or any amendment or supplement to the Prospectus or any preliminary prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or of any order preventing or suspending the use of the Prospectus or any preliminary prospectus, or of the suspension of the qualification of the Underwritten Securities or the Warrant Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Underwritten Securities or the Warrant Securities or if the Company receives from the Commission a notice pursuant to Rule 401(g)(2) of the 1933 Act Regulations.  The Company will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.  The Company will make reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof as soon as reasonably possible.  The Company shall pay the required Commission filing fees relating to the Underwritten Securities and the Warrant Securities within the time required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(b)

The Company will give you notice of its intention to file or prepare any amendment to the Registration Statement or a new registration statement relating to the Securities or the Warrant Securities or any amendment or supplement to any preliminary prospectus (including the base prospectus included in the Original Registration Statement or amendment thereto at the time it became effective) or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, and the Company will furnish you with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which you or counsel for the Underwriters shall reasonably object.  If specified in the applicable Terms Agreement, the Company will prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Underwritten Securities, in form and substance reasonably satisfactory to the Underwriters and attached as an exhibit to the applicable Terms Agreement, and shall file such Final Term Sheet as an “issuer free writing prospectus” pursuant to Rule 433, if required, as soon as possible after execution of the Terms Agreement.

(c)

The Company has furnished or will deliver to you and counsel for the Underwriters, upon written request, signed copies of the Original Registration Statement as originally filed and any new registration statement containing the Prospectus and, in each case, any amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and signed copies of all consents and certificates of experts, and will also deliver to you, upon written request, a conformed copy of the Original Registration Statement as originally filed and any new registration statement containing the Prospectus and, in each case, any amendment thereto (without exhibits) for each of the Underwriters.  The copies of the Original Registration Statement and any new registration statement and, in each case, any amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)

The Company will deliver to each Underwriter, upon written request, as many copies of each preliminary prospectus and any amendment or supplement thereto as such Underwriter reasonably requests, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act.  The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered (or but for the exception afforded by Rule 172 of the 1933 Act Regulations would be required to be delivered) under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request.  Each preliminary prospectus and the Prospectus and any amendment or supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)

The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Agreement, the applicable Terms Agreement and the Prospectus.  If at any time when a prospectus is required to be delivered (or but for the exception afforded by Rule 172 of the 1933 Act Regulations would be required to be delivered) under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or amend or supplement the Prospectus or the General Disclosure Package in order that the Prospectus or the General Disclosure Package, as the case may be, will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement, to file a new registration statement or to amend or supplement the Prospectus or the General Disclosure Package in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations (including, with respect to the filing of a new registration statement, if at any time the Company is no longer eligible to use an automatic shelf registration statement), the Company will promptly prepare and file with the Commission, subject to Section 3(b) and Section 3(m), such amendment, supplement or new registration statement as may be necessary to correct such statement or omission or to comply with such requirements, the Company will use its best efforts to have such amendment or new registration statement declared effective as soon as practicable (if it is not an automatic shelf registration statement with respect to the Underwritten Securities) and the Company will furnish to the Underwriters such number of copies of such amendment, supplement or new registration statement as the Underwriters may reasonably request.  If, prior to the completion of the public offer and sale of the Underwritten Securities (which completion you shall promptly communicate to the Company), at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement (or any other registration statement relating to the Underwritten Securities) or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly (i) notify you and (ii) either (1) amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission or (2) file a report with the Commission under the 1934 Act that corrects such untrue statement or omission and notify you in writing that such Issuer Free Writing Prospectus shall no longer be used.

(f)

The Company will endeavor, in cooperation with the Underwriters, to qualify the Underwritten Securities, the Warrant Securities, if any, and the shares of Common Stock issuable upon conversion of the Preferred Shares or the Depositary Shares, if any, for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions of the United States as you may reasonably designate.  In each jurisdiction in which the Underwritten Securities, the Warrant Securities, if any, and the shares of Common Stock issuable upon conversion of the Preferred Shares or the Depositary Shares, if any, have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Underwritten Securities and the Warrant Securities, if any; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction where it is not so qualified or to submit generally to service of process in any jurisdiction in which it is not already so subject.

(g)

The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h)

The Company will use its best efforts to meet the requirements to qualify as a “real estate investment trust” under the Code for the taxable year in which sales of the Underwritten Securities are to occur.

(i)

The Company, during the period when a prospectus is required to be delivered (or but for the exception afforded by Rule 172 of the 1933 Act Regulations would be required to be delivered) under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of  the 1934 Act within the time period prescribed by the 1934 Act and the 1934 Act Regulations.

(j)

The Company will not, between the date of the applicable Terms Agreement and the Closing Time with respect to the Underwritten Securities covered thereby, without your prior written consent, which shall not be unreasonably withheld, offer or sell, grant any option for the sale of, or enter into any agreement to sell, any Securities of the same class or series or ranking on a parity with such Underwritten Securities (other than the Underwritten Securities which are to be sold pursuant to such Terms Agreement) or, if such Terms Agreement relates to Underwritten Securities that are convertible into Common Stock, any Common Stock or any security convertible into Common Stock (except for Common Stock issued pursuant to reservations, agreements, employee benefit plans, dividend reinvestment plans, employee and director stock option plans or as partial or full payment for properties to be acquired by the Company), except as may otherwise be provided in the applicable Terms Agreement.  You may release us from the obligations of this Section 3(j) in your sole discretion at any time without notice.

(k)

If the Preferred Shares or Depositary Shares are convertible into shares of Common Stock or if Common Stock Warrants are issued, the Company will reserve and keep available at all times, free of preemptive or other similar rights, a sufficient number of shares of Common Stock or Preferred Shares, as the case may be, for the purpose of enabling the Company to satisfy any obligations to issue such shares upon conversion of the Preferred Shares or the Depositary Shares, as the case may be, or upon exercise of the Common Stock Warrants.

(l)

If the Underwritten Securities are Common Stock, Preferred Shares or Depositary Shares, the Company will use its best efforts to list such shares of Common Stock, Preferred Shares or Depositary Shares, as the case may be, on the New York Stock Exchange, Inc. or such other national securities exchange on which the Company’s shares of Common Stock are then listed.  If the Preferred Shares or Depositary Shares are convertible into shares of Common Stock, the Company will use its best efforts to list the shares of Common Stock issuable upon conversion of the Preferred Shares or Depositary Shares on the New York Stock Exchange or such other national securities exchange on which the Company’s shares of Common Stock are then listed.

(m)

The Company represents and agrees that, unless it obtains your prior consent, and each Underwriter represents and agrees that, unless it obtains your prior consent and the prior consent of the Company, it has not made and will not make any offer relating to the Underwritten Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission; provided, however, that the Underwriters are authorized to use any free writing prospectus that contains substantially only information specified in the Final Term Sheet.  Any such free writing prospectus consented to by the Company and you is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to each and every Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(n)

The date of any agreement by an Underwriter to act as principal or agent in connection with the Underwritten Securities is not more than three years subsequent to the initial effective date of the Registration Statement.  If, immediately prior to the third anniversary of the initial effective date of the Registration Statement, any of such Underwritten Securities remain unsold by the applicable Underwriter(s) and a prospectus is required to be delivered by such Underwriter(s) under the 1933 Act or the 1934 Act in connection with the sale of such Underwritten Securities, the Company will prior to that third anniversary file, if it has not already done so, a new shelf registration statement or, if applicable, an automatic shelf registration statement relating to such Underwritten Securities, and, if such registration statement is not an automatic shelf registration statement, will use its reasonable best efforts to cause such registration statement to be declared effective within 180 days after that third anniversary, and will take all other reasonable actions necessary or appropriate to permit the public offering and sale of such Underwritten Securities to continue as contemplated in the expired registration statement relating to such Underwritten Securities.  References herein to the “Registration Statement” shall include such new shelf registration statement or automatic shelf registration statement, as the case may be.

(o)

The Company will apply the net proceeds from the sale of the Underwritten Securities in a manner consistent with the section captioned “Use of Proceeds” in the Prospectus.

Section 4.

Payment of Expenses.  The Company will pay all expenses incident to the performance of its obligations under this Agreement or the applicable Terms Agreement, including (i) the preparation, printing and filing of the Registration Statement as originally filed and any new registration statement containing the Prospectus and, in each case, any amendment thereto, (ii) the printing and filing of this Agreement and the applicable Terms Agreement, (iii) the preparation, issuance and delivery of the Underwritten Securities, and the Warrant Securities, if any, to the Underwriters, (iv) the fees and disbursements of the Company’s counsel and accountants, (v) the qualification of the Underwritten Securities, the Warrant Securities, if any, and the shares of Common Stock issuable upon conversion of the Preferred Shares or the Depositary Shares, if any, under the applicable securities laws and real estate syndication laws in accordance with the provisions of Section 3(f), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and any new registration statement containing the Prospectus, each preliminary prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the preparation, printing and delivery to the Underwriters of copies of the applicable Deposit Agreement, if any, and the applicable Warrant Agreement, if any, and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (viii) any fees charged by nationally recognized statistical rating organizations for the rating of the Underwritten Securities, (ix) the fees and expenses, if any, incurred with respect to the listing of the Underwritten Securities, the Warrant Securities, if any, or the shares of Common Stock issuable upon conversion of the Preferred Shares or the Depositary Shares, if any, on any national securities exchange, (x) the fees and expenses, if any, incurred with respect to any filing with the Financial Industry Regulatory Authority, Inc. (“FINRA”), (xi) the cost of providing any CUSIP or other identification numbers for the Underwritten Securities and (xii) the fees and expenses of any transfer agent, depositary or registrar for the Underwritten Securities, and the Warrant Securities, if any.

If the applicable Terms Agreement is terminated by you in accordance with the provisions of Section 5, or Section 9(b)(i) or 9(b)(iii) (only with respect to the Company’s securities), the Company shall reimburse the Underwriters named in such Terms Agreement for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

Section 5.

Conditions of Underwriters’ Obligations.  The several obligations of the Underwriters to purchase Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company herein contained, to the accuracy of the statements of the Company’s officers made in any certificate pursuant to the provisions hereof, to the performance by the Company of all of its covenants and other obligations hereunder, and to the following further conditions:

(a)

At the Closing Time, (i) the Registration Statement has become effective and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters, (ii) each preliminary prospectus and the Prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B), (iii) the Final Term Sheet and any other material required to be filed by the Company pursuant to Rule 433(d) of the 1933 Act Regulations shall have been filed with the Commission within the applicable time periods prescribed for such filings under such Rule 433, (iv) the Company shall have paid the required Commission filing fees relating to the Underwritten Securities within the time period required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b), (v) if Preferred Shares or Depositary Shares are being offered, the rating assigned by any nationally recognized statistical rating organization to any preferred stock of the Company, including such Preferred Shares or Depositary Shares, as the case may be, as of the date of the applicable Terms Agreement shall not have been lowered or withdrawn since such date nor shall any such rating organization have publicly announced that it has any such preferred stock of the Company under surveillance or review, (vi) there shall not have come to your attention any facts that would cause you to believe that the Prospectus, at the time it was required to be delivered or made available to purchasers of the Underwritten Securities, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading, and (vii) the Underwritten Securities or the Common Stock issuable upon conversion thereof, as applicable, in accordance with Section 3(l) hereof, shall be approved for listing on or before the Closing Time in accordance with such Section 3(l).

(b)

At the Closing Time, you shall have received:

(1)

The favorable opinion, dated as of the Closing Time, of Latham & Watkins LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

(i)

Based solely on certificates from public officials, such counsel shall confirm that the Company is qualified to do business in specified states, which states the Company shall have represented to such counsel are the jurisdictions in which it owns or leases real property, except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

(ii)

If applicable, upon execution and delivery of the Depositary Receipts pursuant to the terms of the Deposit Agreement, the persons in whose names such Depositary Receipts are registered will be entitled to the rights specified therein and in the Deposit Agreement.

(iii)

If applicable, the Common Stock Warrants will constitute legally valid and binding obligations of the Company entitled to the benefits provided by the Warrant Agreement under which they are to be issued.

(iv)

Assuming due authorization, execution and delivery by the Warrant Agent, in the case of the Warrant Agreement, and the Depositary, in the case of the Deposit Agreement, the applicable Warrant Agreement, if any, and the applicable Deposit Agreement, if any, are each a legally valid and binding agreement of the Company enforceable in accordance with its terms.

(v)

The Registration Statement has become effective under the 1933 Act. Based solely on a review, on the date of such opinion, of the Commission’s website listing all stop orders issued by the Commission, such counsel shall confirm that no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings therefor have been initiated by the Commission.

(vi)

The Registration Statement, at August 7, 2017, including the information deemed to be a part thereof pursuant to Rule 430B under the 1933 Act, and the Prospectus, as of its date, each appeared on its face to be appropriately responsive in all material respects to the applicable form requirements for registration statements on Form S-3 under the 1933 Act and the 1933 Act Regulations, other than Regulation S-T or the financial statements, schedules, or other financial data, included therein, incorporated by reference therein, or omitted therefrom, as to which such counsel need express no opinion, it being understood that in passing upon compliance as to form of the Registration Statement or the Prospectus, such counsel may assume that the statements made therein are correct and complete.

(vii)

Each of the documents incorporated by reference in the Registration Statement or the Prospectus or any preliminary prospectus, as of its respective filing date, appeared on its face to be appropriately responsive in all material respects to the applicable requirements for reports on Forms 10-K, 10-Q and 8-K, and definitive proxy statements under Regulation 14A, as the case may be, under the 1934 Act and the rules and regulations of the Commission thereunder, other than Regulation S-T or the financial statements, schedules, or other financial data, included therein, incorporated by reference therein, or omitted therefrom, as to which such counsel need express no opinion.  In passing upon compliance as to form of such documents, such counsel may assume that the statements made therein are correct and complete.

(viii)

The statements under the captions “Description of Common Stock Warrants” and “Description of Depositary Shares” in the base prospectus to the extent such statements describe the Common Stock Warrants, if any, the Depositary Receipts, if any, the applicable Warrant Agreement, if any, and/or the applicable Deposit Agreement, if any, as well as statements under comparable captions in the preliminary prospectus and the final prospectus supplement, insofar as they purport to describe or summarize the terms of the Common Stock Warrants and the Depositary Receipts, the applicable Warrant Agreement, if any, and/or the applicable Deposit Agreement, if any, are accurate summaries thereof in all material respects.

(ix)

The execution and delivery of this Agreement, the applicable Terms Agreement, the applicable Deposit Agreement, if any, or the applicable Warrant Agreement, if any, and the issuance and sale of the Underwritten Securities by the Company to you and the other Underwriters pursuant to this Agreement and the applicable Terms Agreement, do not on the date of such opinion (i) result in the breach of or default under any agreement or instrument listed in a schedule attached to such opinion; (ii) violate any federal or New York State statute, rule or regulation applicable to the Company; or (iii) require any consents, approvals, or authorizations to be obtained by the Company from, or any registrations, declarations or filings to be made by the Company with (in each case), any governmental authority under any federal or New York State statute, rule or regulation applicable to the Company that have not been obtained or made.

(x)

If applicable, the form of Depositary Receipt used to evidence the Depositary Shares complies with the form therefor prescribed in the Deposit Agreement.

(xi)

The Company is not, and immediately after giving effect to the sale of the Underwritten Securities in accordance with this Agreement and the applicable Terms Agreement and the application of the proceeds as described in the Prospectus under the caption “Use of Proceeds,” will not be, required to be registered as an “investment company” within the meaning of the 1940 Act.

(xii)

Commencing with the Company’s taxable year beginning January 1, 1992, the Company has been organized in conformity with the requirements for qualification as a “real estate investment trust” under the Code, and its proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a “real estate investment trust” under the Code, provided that such counsel’s opinion as to this matter may be conditioned upon (a) certain representations as to factual matters made by the Company to such counsel as described therein, and (b) an opinion of Maryland counsel regarding the enforceability of certain restrictions on ownership and transfer of shares of Company stock as set forth in the Company’s charter.

(xiii)

The statements set forth in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on March 1, 2017 under the caption “United States Federal Income Tax Considerations,” as supplemented by the statements set forth under the caption “Supplemental United States Federal Income Tax Considerations” in the Prospectus, insofar as they purport to summarize certain provisions of the statutes or regulations referred to therein, are accurate summaries in all material respects.

It being understood that the opinions contained in the foregoing paragraphs (xii) and (xiii) will be provided in a separate opinion by Latham & Watkins LLP, counsel to the Company, regarding certain tax matters. The opinions are subject to:  (i) the effect of bankruptcy, insolvency, reorganization, preference, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of the court before which a proceeding is brought; (iii) the invalidity under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; and (iv) such counsel expresses no opinion as to (a) any provision for liquidated damages, default interest, late charges, monetary penalties, make-whole premiums or other economic remedies to the extent such provisions are deemed to constitute a penalty; (b) consents to, or restrictions upon, governing law, jurisdiction, venue, arbitration, remedies, or judicial relief; (c) any provision requiring the payment of attorneys’ fees, where such payment is contrary to law or public policy; (d) advance waivers of claims, defenses, rights granted by law, or notice, opportunity for hearing, evidentiary requirements, statutes of limitation, trial by jury or at law, or other procedural rights; (e) waivers of broadly or vaguely stated rights; (f) covenants not to compete; (g) provisions for exclusivity, election or cumulation of rights or remedies; (h) provisions authorizing or validating conclusive or discretionary determinations; (i) grants of setoff rights; (j) proxies, powers and trusts; (k) provisions prohibiting, restricting, or requiring consent to assignment or transfer of any right or property; and (l) the severability, if invalid, of provisions to the foregoing effect.  No opinion or confirmation need be expressed as to federal or state securities laws (except as expressly set forth in paragraphs (v), (vi), (vii), (ix) and (xi) as to federal securities laws, tax laws (except as set forth in paragraph (xii)), antitrust or trade regulation laws, insolvency or fraudulent transfer laws, antifraud laws, compliance with fiduciary duty requirements, pension or employee benefit laws, usury laws, environmental laws, margin regulations, FINRA rules or stock exchange rules (without limiting other laws excluded by customary practice).

(2)

The favorable opinion, dated as of the Closing Time, of Venable LLP, Maryland counsel to the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

(i)

The Company is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland.

(ii)

The Company has the corporate power to (a) own, lease and operate its properties and to conduct its business as described in (i) the applicable preliminary prospectus supplement and applicable final prospectus supplement under the caption “Summary—Kimco Realty Corporation,” (ii) the base prospectus under the caption “The Company” and (iii) the Company’s Annual report on Form 10-K for the fiscal year ended December 31, 2016 under the caption “Item 1. Business” and (b) enter into and perform its obligations under this Agreement and the applicable Terms Agreement.

(iii)

 As of the date of the applicable Terms Agreement, there are no shares of stock of the Company outstanding other than the Outstanding Shares (as defined in such opinion).  The issuance of the outstanding stock, as described in such opinion, was duly authorized and the outstanding stock is validly issued and is fully paid and non-assessable and is not subject to preemptive or other similar rights arising under the Maryland General Corporate Law (the “MGCL”), or the charter or bylaws of the Company.

(iv)

The issuance and sale of any shares of Common Stock, Preferred Shares or Depositary Shares that are Underwritten Securities pursuant to this Agreement and the applicable Terms Agreement and, if applicable, the issuance and deposit of Preferred Shares in accordance with the provisions of a Deposit Agreement, have been duly authorized by the Company, and such Underwritten Securities, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in the applicable Terms Agreement, the related resolutions of the Company, and any Delayed Delivery Contract, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights arising under the MGCL or the charter or bylaws of the Company, and the Preferred Shares, if applicable, conform to the provisions of the Articles Supplementary.

(v)

If applicable, the execution, delivery and performance of the Common Stock Warrants have been duly authorized by the Company.

(vi)

If applicable, the shares of Common Stock issuable upon conversion of any of the Preferred Shares or Depositary Shares, or the exercise of Warrant Securities, have been duly authorized for issuance upon such conversion or exercise by the Company and such shares, when issued upon such conversion or exercise in accordance with the charter of the Company, the Deposit Agreement, the Terms Agreement, the Delayed Delivery Contract or the Warrant Agreement, as the case may be, will be validly issued and will be fully paid and non-assessable, and the issuance of such shares upon such conversion or exercise will not be subject to preemptive or other similar rights arising under the MGCL or the charter or bylaws of the Company.  The Company has duly authorized the reservation of shares of the Common Stock issuable upon conversion of any of the Preferred Shares or Depositary Shares or the exercise of the Warrant Securities.

(vii)

The statements in the base prospectus under the captions “Description of Common Stock,” “Description of Preferred Stock,” “Description of Common Stock Warrants,” and “Description of Depositary Shares,” as applicable, as well as statements under comparable captions in the applicable prospectus supplement, to the extent such statements describe the Common Stock, the Preferred Shares, the Warrant Securities or the Depositary Shares, if any, insofar as they purport to constitute a summary of the terms of the Common Stock, the Preferred Shares, Warrant Securities or the Depositary Shares, if any, are accurate summaries thereof in all material respects.

(viii)

The execution and delivery of this Agreement, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, have been duly authorized by all necessary corporate action on the part of the Company.  This Agreement, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, have been duly executed and, so far as is known to such counsel, delivered by the Company to the Underwriters.

(ix)

The applicable Warrant Agreement, if any, and the applicable Deposit Agreement, if any, have been duly authorized, executed and, so far as is known to such counsel, delivered by the Company.

(x)

If applicable, the relative rights, preferences, interests and powers of the Preferred Shares are as set forth in the Articles Supplementary relating thereto, and none of such provisions conflicts with the MGCL; and, as applicable, the form of certificate used to evidence Preferred Shares being represented by the Depositary Shares is in due and proper form under the MGCL and complies with all applicable statutory requirements under the MGCL.

(xi)

No approval, authorization or consent of any Maryland governmental authority or agency is required under any Maryland statute, rule or regulation applicable to the Company that has not been obtained in connection with the consummation by the Company of the transactions contemplated by this Agreement, the applicable Terms Agreement, the applicable Deposit Agreement, if any, or the applicable Warrant Agreement, if any (except that no opinion need be expressed with respect to the application or effect of the securities laws of the State of Maryland).

(3)

The favorable opinion, dated as of the Closing Time, of Bruce M. Rubenstein, Esq., General Counsel of the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that to the best of his knowledge and information, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, the Prospectus or the General Disclosure Package, other than those disclosed therein.

(4)

The favorable opinion, dated as of the Closing Time, of Sidley Austin LLP, counsel for the Underwriters, in form and substance satisfactory to the Underwriters.

(5)

In addition to giving their opinions required by subsections (b)(1) and (b)(4), respectively, of this Section 5, Latham & Watkins LLP and Sidley Austin LLP shall each additionally state (which may be in a separate letter) that nothing has come to their attention that would lead them to believe that the Original Registration Statement or any amendment thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which they need make no statement), at the time such Original Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; that the Registration Statement, including the Rule 430B Information (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which they need make no statement), at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and Regulation S-T, as to which they need make no statement), as of the date of the Prospectus, as of the date of any such amended or supplemented prospectus and at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  In addition, nothing has come to their attention that would lead them to believe that the General Disclosure Package, other than the financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which they need make no statement, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.  With respect to statements contained in the General Disclosure Package, any statement contained in any of the constituent documents shall be deemed to be modified or superseded to the extent that any information contained in subsequent constituent documents modifies or replaces such statement.

(6)

In giving their opinions, Latham & Watkins LLP, Venable LLP, Bruce M. Rubenstein, Esq., or other counsel satisfactory to the Underwriters, and Sidley Austin LLP may rely, (1) as to matters involving the laws of the State of Maryland upon the opinion of Venable LLP (or other counsel reasonably satisfactory to counsel for the Underwriters in form and substance satisfactory to counsel for the Underwriters), (2) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Company, and (3) as to the qualification and good standing of the Company or any of its subsidiaries to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions.

(c)

At the Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Registration Statement, the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; and you shall have received a certificate of the Chief Executive Officer, the President or a Vice President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Time, to the effect that (i) there has been no such material adverse change; (ii) the representations and warranties in Section 1 are true and correct with the same force and effect as though made on such Closing Time; and (iii) there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, the General Disclosure Package or the Prospectus other than those described or referred to therein.

(d)

At the time of execution of the applicable Terms Agreement, you shall have received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to you, to the effect that (i) they are independent accountants with respect to the Company within the meaning of the 1933 Act and the 1933 Act Regulations thereunder; (ii) it is their opinion that the consolidated financial statements and financial statement schedules of the Company and the historical summaries of revenue and certain operating expenses for the properties related thereto, if any, included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package and audited by them and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) they have performed limited procedures, not constituting an audit, including a reading of the latest available unaudited interim consolidated financial statements of the Company, a reading of the minute books of the Company, inquiries of certain officials of the Company who have responsibility for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such limited review and procedures nothing came to their attention that caused them to believe that (A) any material modifications should be made to the unaudited financial statements and financial statement schedules of the Company included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package for them to be in conformity with generally accepted accounting principles, (B) the unaudited financial statements and financial statement schedules of the Company included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package, if any, do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it relates to Form 10-Q and the 1934 Act Regulations, (C) the unaudited operating data and balance sheet data of the Company in the Registration Statement, the Prospectus or the General Disclosure Package under the caption “Selected Consolidated Financial Data,” if any, were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package, (D) the unaudited pro forma condensed financial statements included in or incorporated by reference in the Company’s Registration Statement, if any, do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X under the 1933 Act or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements or (E) at a specified date not more than three business days prior to the date of the applicable Terms Agreement, there has been any change in the capital stock of the Company or in the consolidated long-term debt of the Company or any decrease in the total assets or total stockholders’ equity of the Company, as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package or, during the period from the date of the most recent consolidated statement of operations included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package to a specified date not more than three business days prior to the date of the applicable Terms Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, or decrease in net income or net income per share of the Company, except in all instances for changes, increases or decreases which the Registration Statement, the Prospectus and the General Disclosure Package disclose have occurred or may occur; and (iv) in addition to the audit referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package and which are specified by you, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

(e)

At the Closing Time, you shall have received from PricewaterhouseCoopers LLP a letter dated as of Closing Time to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the “specified date” referred to shall be a date not more than three business days prior to such Closing Time.

(f)

At the Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities and the Warrant Securities, if any, as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Underwritten Securities and the Warrant Securities, if any, as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

(g)

In the event the Underwriters exercise their option provided in the applicable Terms Agreement as set forth in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, you shall have received:

(i)

A certificate, dated such Date of Delivery, of the Chief Executive Officer, the President or a Vice President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, in their capacities as such, confirming that the certificate delivered at Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

(ii)

The favorable opinion of Latham & Watkins LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise substantially to the same effect as the opinion required by Sections 5(b)(1) and 5(b)(5) hereof.

(iii)

The favorable opinion of Venable LLP, Maryland counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise substantially to the same effect as the opinion required by Section 5(b)(2) hereof.

(iv)

The favorable opinion of Bruce M. Rubenstein, Esq., General Counsel of the Company, or other counsel satisfactory to the Underwriters, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise substantially to the same effect as the opinion required by Section 5(b)(3) hereof.

(v)

The favorable opinion of Sidley Austin LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Sections 5(b)(4) and 5(b)(5) hereof.

(vi)

A letter from PricewaterhouseCoopers LLP, in form and substance satisfactory to you and dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to you pursuant to Section 5(e) hereof, except that the “specified date” in the letter furnished pursuant to this Section 5(g)(vi) shall be a date not more than three business days prior to such Date of Delivery.

If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by you by notice to the Company at any time at or prior to the Closing Time, which notice shall be confirmed in writing by the Underwriters as soon as reasonably practicable if so requested by the Company, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 6, 7, 8 and 15 shall survive any such termination and remain in full force and effect.

Section 6.

Indemnification.  (a)  The Company agrees to indemnify and hold harmless each Underwriter, the directors and officers of each Underwriter, its affiliates, directors and officers, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)

against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)

against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission referred to in subsection (i) above, or any such alleged untrue statement or omission, if any such settlement is effected with the written consent of the Company;

(iii)

against any and all expense whatsoever (including the fees and disbursements of counsel chosen by you), as incurred, which was reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

(b)

Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein.

(c)

Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement.  An indemnifying party may participate at its own expense in the defense of such action.  If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party.  If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereunder in connection with such action.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

Section 7.

Contribution.  In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters with respect to the offering of the Underwritten Securities shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of the Underwriters in respect of such offering, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the applicable prospectus supplement in respect of such offering bears to the initial public offering price appearing thereon and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities purchased by it pursuant to the applicable Terms Agreement and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses.  The Underwriters’ obligation to contribute pursuant to this Section 7 shall be several in proportion to their respective underwriting commitments and not joint.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.  The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of the Initial Underwritten Securities set forth opposite their respective names in the applicable Terms Agreement and not joint.

Section 8.

Representations, Warranties and Agreements to Survive Delivery.  All representations, warranties and agreements contained in this Agreement or the applicable Terms Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement or the applicable Terms Agreement, or investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company and shall survive delivery of and payment for the Underwritten Securities.

Section 9.

Termination of Agreement.  (a)  This Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company or by you upon the giving of 30 days’ written notice of such termination to the other party hereto.

(b)

You may also terminate the applicable Terms Agreement, by notice to the Company, at any time at or prior to the Closing Time if (i) there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement, the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or in the international financial markets or any outbreak or escalation of hostilities or other national or international calamity or crisis, in the case of clause (i) or (ii) the effect of which is such as to make it, in your judgment, impracticable or inadvisable to market the Underwritten Securities or enforce contracts for the sale of the Underwritten Securities, or (iii) trading in any of the securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or in the Nasdaq Global Select Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental authority, or if a general banking moratorium has been declared by Federal, New York or Maryland authorities, or (iv) there has occurred a material disruption in commercial banking or securities settlement or clearance services, or (v) if Preferred Shares or Depositary Shares are being sold pursuant to this agreement, the rating assigned by any nationally recognized statistical rating organization to any preferred stock of the Company, including such Preferred Shares or Depositary Shares, as the case may be, as of the date of the applicable Terms Agreement shall have been lowered or withdrawn since such date or if any such rating organization shall have publicly announced that it has any preferred stock of the Company under surveillance or review.

(c)

In the event of any such termination, (x) the covenants set forth in Section 3 with respect to any offering of Underwritten Securities shall remain in effect so long as any Underwriter owns any such Underwritten Securities purchased from the Company pursuant to the applicable Terms Agreement and (y) the covenant set forth in Section 3(g) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreements set forth in Sections 6 and 7 hereof, and the provisions of Sections 8 and 15 hereof shall survive such termination and remain in full force and effect.

Section 10.

Default by One or More of the Underwriters.  If one or more of the Underwriters shall fail at the Closing Time to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the “Defaulted Securities”), then you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, you shall not have completed such arrangements within such 24-hour period, then:

(a)

if the total number of Defaulted Securities does not exceed 10% of the total number of Underwritten Securities to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(b)

if the total number of Defaulted Securities exceeds 10% of the total number of Underwritten Securities to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default under this Agreement and the applicable Terms Agreement.

In the event of any such default which does not result in a termination of the applicable Terms Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.  As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

Section 11.

Intentionally Omitted.

Section 12.

Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Underwriters shall be directed to: Merrill Lynch, Pierce, Fenner & Smith Incorporated, 50 Rockefeller Plaza, NY1-050-12-01, New York, New York 10020, Facsimile 646-855-5958, Attention: High Grade Transaction Management/Legal; Morgan Stanley & Co. LLC, 1585 Broadway, 29th Floor, New York, New York 10036, Attention: Investment Banking Division, Facsimile 212-507-8999; UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019, Attention: Fixed Income Syndicate, Facsimile 203-719-0495; and Wells Fargo Securities, LLC, 550 South Tryon Street, 5th Floor, Charlotte, North Carolina, 28202, Attention: Transaction Management, Facsimile 704-410-0326; and notices to the Company shall be directed to it at 3333 New Hyde Park Road, Suite 100, New Hyde Park, New York 11042-0020, attention of Bruce M. Rubenstein, Senior Vice President, Secretary and General Counsel.

Section 13.

No Advisory or Fiduciary Relationship.  The Company acknowledges and agrees that:  (i) the purchase and sale of the Underwritten Securities pursuant to the applicable Terms Agreement and this Agreement, including the determination of the price for the Underwritten Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand; (ii) in connection with each transaction contemplated by this Agreement and the applicable Terms Agreement and the process leading to such transaction, each Underwriter is acting solely as a principal and not as the agent or fiduciary of the Company or any of its affiliates; (iii) no Underwriter has assumed any advisory or fiduciary responsibility in favor of the Company or any of its affiliates with respect to any of the transactions contemplated by this Agreement and the applicable Terms Agreement or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any of its affiliates on other matters) and no Underwriter has any obligation to the Company or any of its affiliates with respect to any offering of Underwritten Securities except the obligations expressly set forth in this Agreement and the applicable Terms Agreement; (iv) each Underwriter and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company; (v) no Underwriter has provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and the applicable Terms Agreement, and the Company has consulted its own legal and financial advisors to the extent it deemed appropriate; and (vi) any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

This Agreement and the applicable Terms Agreement supersede all prior agreements and understandings (whether written or oral) between the Company and the Underwriter or several Underwriters, or any of them, with respect to the subject matter hereof and thereof.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriter or several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

Section 14.

Parties.  This Agreement and the applicable Terms Agreement shall inure to the benefit of and be binding upon you and the Company and any Underwriter who becomes a party to such Terms Agreement, and their respective successors.  Nothing expressed or mentioned in this Agreement or the applicable Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than those referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or such Terms Agreement or any provision herein or therein contained.  This Agreement and the applicable Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.  No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

Section 15.

Governing Law and Time.  This Agreement and the applicable Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State.  Specified times of day refer to New York City time.

Section 16.

Waiver of Jury Trial.

All parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 17.

Counterparts.  This Agreement and the applicable Terms Agreement may be executed in one or more counterparts, and if executed in more than one counterpart the executed counterparts shall constitute a single instrument.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between you and the Company in accordance with its terms.

Very truly yours,

KIMCO REALTY CORPORATION

By:	/s/ Glenn G. Cohen
Name: Glenn G. Cohen
Title: Executive Vice President, Chief Financial Officer and Treasurer

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between you and the Company in accordance with its terms.

Confirmed and Accepted, as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ Timothy J. Olsen
Authorized Signatory

MORGAN STANLEY & CO. LLC

By:	/s/ Yurij Slyz
Authorized Signatory

UBS SECURITIES LLC

By:	/s/ Christopher Forshner
Authorized Signatory

By:	/s/ Prath Reddy
Authorized Signatory

WELLS FARGO SECURITIES, LLC

By:	/s/ Carolyn Hurley
Authorized Signatory

Acting on Behalf of Themselves and as

Representatives of the other Underwriters

Exhibit A

KIMCO REALTY CORPORATION

(a Maryland corporation)

[Title of Securities]

TERMS AGREEMENT

Dated:             , 20

To:

Kimco Realty Corporation

3333 New Hyde Park Road

Suite 100

New Hyde Park, New York 11042-0020

Attention:  Chairman of the Board of Directors

Ladies and Gentlemen:

We understand that Kimco Realty Corporation, a Maryland corporation (the “Company”), proposes to issue and sell [INSERT TITLE OF SECURITIES], set forth below (the “Underwritten Securities”).  Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the “Underwriters) offer to purchase, severally and not jointly, the respective number of Initial Underwritten Securities (as defined in the Underwriting Agreement referred to below) set forth below opposite their respective names, and a proportionate number of Option Securities (as defined in the Underwriting Agreement referred to below), to the extent any are purchased, at the purchase price set forth below.

Underwriter	Number of Shares of Underwritten Securities

Total

The Underwritten Securities shall have the following terms:

Title of Securities:

Number of Shares:

[If applicable, fractional amount of Preferred Shares represented by each Depositary Share:]

[Current Ratings:]

[Dividend Rate:  [          % per annum], Payable:]

[Stated Value:]

[Liquidation Preference:]

[Ranking:]

Public offering price per share: $          [, plus accumulated dividends, if any, from           ,20  .]

Purchase price per share: $          [, plus accumulated dividends, if any, from           ,20  .]

[Conversion provisions:]

[Redemption provisions:]

[Sinking fund requirements:]

[Black-out provisions:]

[Lock-up provisions:]

Number of Option Securities, if any, that may be purchased by the Underwriters:

Delayed Delivery Contracts:  [authorized]  [not authorized]

[Date of Delivery:

Minimum Contract:

Maximum number of Shares:

Fee:                     ]

Additional co-managers, if any:

Other terms:

Issuer General Free Writing Prospectus (including any Final Term Sheet) or other information conveyed orally by the Underwriters to purchasers of the Underwritten Securities at the Applicable Time:  See Schedule A hereto

Applicable Time:

Closing time, date and location:

Common Stock Warrants

Number of Common Stock Warrants to be issued:

Warrant Agent:

Issuable jointly with Common Stock: [Yes] [No]

[Number of Common Stock Warrants issued with each share of Common Stock:]

[Detachable data:]

Date from which Common Stock Warrants are exercisable:

Date on which Common Stock Warrants expire:

Exercise price(s) of Common Stock Warrants:

Initial public offering price: $

Purchase price: $

Title of Warrant Securities:

Principal amount purchasable upon exercise of one Common Stock Warrant:

Interest rate:                     Payable:

Date of maturity:

Redemption provisions:

Sinking fund requirements:

[Delayed Delivery Contracts:  [authorized]  [not authorized]

[Date of delivery:

Minimum contract:

Maximum aggregate principal amount:

Fee:      %]

Other terms:

[Closing time, date and location:]

All of the provisions contained in the Underwriting Agreement attached as Annex A hereto are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein.  Terms defined in such document are used herein as therein defined.

Please accept this offer no later than        P.M. (New York City time) on                      by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

Very truly yours,

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:
Authorized Signatory

MORGAN STANLEY & CO. LLC

By:
Authorized Signatory

UBS SECURITIES LLC

By:
Authorized Signatory

By:
Authorized Signatory

WELLS FARGO SECURITIES, LLC

By:
Authorized Signatory

Acting on Behalf of Themselves and as Representatives of the other Underwriters

Accepted:

KIMCO REALTY CORPORATION

By:
Name:
Title:

SCHEDULE A

 to Terms Agreement

SPECIFY EACH ISSUER GENERAL USE FREE WRITING PROSPECTUS OR OTHER INFORMATION CONVEYED ORALLY BY UNDERWRITERS TO PURCHASERS INCLUDED IN THE GENERAL DISCLOSURE PACKAGE

Exhibit B

KIMCO REALTY CORPORATION
(A MARYLAND CORPORATION)

[Title of Securities]

DELAYED DELIVERY CONTRACT

Dated:               , 20

Kimco Realty Corporation

3333 New Hyde Park Road

Suite 100

New Hyde Park,  New York  11042-0020

Attention:

Chairman of the

Board of Directors

Ladies and Gentlemen:

The undersigned hereby agrees to purchase from Kimco Realty Corporation (the “Company”), and the Company agrees to sell to the undersigned on                , 20    (the “Delivery Date”),                 of the Company’s [insert title of security] (the “Securities”), offered by the Company’s Prospectus dated                , 20   , as supplemented by its Prospectus Supplement, dated                , 20   , receipt of which is hereby acknowledged at a purchase price of $                [and, $        per Warrant, respectively] to the Delivery Date, and on the further terms and conditions set forth in this contract.

Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds at the office of                , on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject only to the conditions that (1) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company, on or before                , 20   , shall have sold to the Underwriters of the Securities (the “Underwriters”) such number of the Securities as is to be sold to them pursuant to the Terms Agreement dated                , 20   , between the Company and the Underwriters.  The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payments for Securities pursuant to other contracts similar to this contract.  The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

By the execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

This contract will inure to the benefit of and binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

It is understood that the Company will not accept Delayed Delivery Contracts for a number of Securities in excess of                 and that the acceptance of any Delayed Delivery Contract is in the Company’s sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below.  This will become a binding contract between the Company and the undersigned when such copy is so mailed or delivered.

This Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be performed in such State.

Very truly yours,

(Name of Purchaser)

By:
(Title)

(Address)

Accepted as of the date

first above written.

KIMCO REALTY CORPORATION

By:________________________________

(Title)

PURCHASER-PLEASE COMPLETE AT TIME OF SIGNING

The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows: (Please type or print.)

Name	Telephone No. (including Area Code)

B-2